EXHIBIT 99.7

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Agreement"), dated and effective as of June 7, 2006, is made by and between Warrantech Corporation, WCPS of Florida, Inc., Warrantech Consumer Product Services, Inc., Warrantech Home Assurance Company, a Florida corporation, Warrantech Home Service Company, Warrantech Automotive of Florida, Inc., Vemeco, Inc., Warrantech Automotive, Inc., Warrantech Automotive of California, Inc., Warrantech Direct, Inc., Warrantech International, Inc., Warrantech Additive, Inc., WCPS Direct, Inc., WHSC Direct, Inc., Sunbelt Dealer Services, Inc., Warrantech Management Company, and Warrantech Management Holding Company (collectively the "Borrower"), and each other Person that becomes a party hereto by execution of a Joinder in the form of Exhibit A attached hereto (such other Persons and the Borrower are each sometimes referred to herein individually as a "Debtor" and collectively as the "Debtors"), with their chief executive office located at 2200 Highway 121, Bedford, Texas, 06021, in favor of Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida and GAI Warranty Company of Canada (collectively, the "Secured Party").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Secured Party and the Debtors have previously entered into various agreements as set forth on Schedule A annexed hereto and made a part hereof pursuant to which Great American provides certain insurance products and services to Warrantech related to warranty programs sold and managed by Warrantech for motor vehicles and other types of consumer products (such documents, collectively with this Agreement and the Term Note are referred to herein as the "Loan Documents");

         WHEREAS, the Debtors and the Secured Party have a dispute over the obligations owed to the Secured Party by the Debtors. They have agreed to address said obligations in the form of a certain Term Note of even date herewith in the original principal amount of Twenty Million ($20,000,000.00) Dollars, however, the Secured Party does not agree that Twenty Million ($20,000,000.00) Dollars is the correct amount of the obligations owed to it and reserves the right to make a claim for a larger amount which is consistent with the amount it believes is owed to it pursuant to its internal books and records (as outlined in Exhibit B annexed hereto and made a part hereof; and

         WHEREAS, to induce the Secured Party to accept the Term Note and make the Loans thereunder, in order to secure the prompt and complete payment, performance and observance by the Debtors of the Liabilities, each Debtor has agreed to grant to Secured Party, a security interest in and Lien on all of its tangible and intangible assets, whether now or hereafter owned or acquired by such Debtor, as security for the Liabilities.

         NOW THEREFORE, in consideration for and as an inducement to the Secured Party to accept the Term Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
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                                    ARTICLE I
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                                   DEFINITIONS

         As used herein, the following terms shall have the meanings set forth in this Section. Other terms defined herein shall have the meanings ascribed to them herein. All capitalized terms used herein not specifically defined herein shall have the meaning ascribed to them in the Term Note.

         "Accounts" means any "account," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, "supporting obligations" as defined in the Uniform Commercial Code and all Accounts as defined in the Term Note.

         "Article 9" shall mean Article 9 of the UCC as in effect in the State of New York from time to time.

         "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code and shall include, without limitation, all Electronic Chattel Paper and Tangible Chattel Paper.

         "Collateral" shall mean all property in which a security interest is granted hereunder.

         "Commercial Tort Claim" shall have the meaning provided in the Uniform Commercial Code.

         "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "Controlled Property" shall mean property of every kind and description in which any Debtor has or may acquire any interest, now or hereafter at any time in the possession or control of Secured Party for any reason and all dividends and distributions on or other rights in connection with such property.

         "Copyrights" means any copyrights, rights and interests in copyrights, works protectible by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "Default" shall mean any event which if it continued uncured would, with notice or lapse of time or both, constitute an Event of Default.

         "Deposit Accounts" shall have the meaning provided in the Uniform Commercial Code and shall include, without limitation, any demand, time, savings, passbook or similar account maintained with a bank.

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         "Documents" means any "documents," as such term is defined in the
Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code) bills of lading or other receipts evidencing or representing Inventory or Equipment.

         "Electronic Chattel Paper" shall have the meaning provided in the Uniform Commercial Code.

         "Equipment" means any "equipment," as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

         "Event of Default" shall have the meaning ascribed to such term in this Agreement and the Term Note.

         "Fixtures" shall have the meaning provided in the Uniform Commercial Code.

         "General Intangibles" means any "general intangibles," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

         "Goods" means any "goods", as such term is defined in the Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in "goods" as defined in the Uniform Commercial Code.

         "Instruments" means any "instrument," as such term is defined in the Uniform Commercial Code and, in any event, shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code) and Chattel Paper.

         "Insurance Proceeds" shall mean all proceeds of any and all insurance policies payable to any Debtor with respect to any Collateral, or on behalf of any Collateral, whether or not such policies are issued to or owned by such Debtor.

         "Investment Property" means any "investment property", as such term is defined in the Uniform Commercial Code.

         "Liabilities" shall mean, collectively, all obligations, liabilities and indebtedness of each Debtor under or in respect of this Agreement and any other Loan Document to which it is a party, including, without limitation the obligations of the Borrower under the Term Note and Reimbursement Obligations.

         "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

         "Patents" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on

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Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "Payment Intangibles" shall have the meaning provided in Uniform Commercial Code.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Proceeds" means "proceeds," as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

         "Reimbursement Obligation" means if a draft is submitted under the letter of credit that Wtech Holdings, LLC or an affiliate of Wtech Holdings, LLC has provided to the Secured Party and the Debtors are unable, for any other reason, to fully repay and satisfy Wtech Holdings, LLC to pay the amount of the draft, after the Term Note is fully paid and satisfied, the Debtors shall pay to the Secured Party on demand and in immediately available funds, the amount of the draft together with interest, accrued from the date of the draft until payment in full at the Non-Default Rate of Interest plus 4% per annum. If the Term Note is fully paid and satisfied while any letter of credit is outstanding, the Debtors shall thereupon pay the Secured Party in immediately available funds for deposit in an account under the control of the Secured Party (the "Special Account") an amount equal to the outstanding face amount of the letter of credit plus any anticipated fees and costs. The Special Account shall be an interest bearing account maintained with a financial institution acceptable to the Secured Party. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Secured Party may apply amounts on deposit in the Special Account at any time or from time to time to the Liabilities in the Secured Party's sole discretion. The Debtors may not withdraw any amounts on deposit in the Special Account as long as the Secured Party maintains a security interest therein. The Secured Party agrees to transfer any balance in the Special Account to the Debtors when the Secured Party is required to release its security interest in the Special Account under applicable law. No payments due or to become due with respect to the Reimbursement Obligation shall be paid, and no payment on account thereof, shall be received, accepted or retained, nor shall any financing statement be filed with respect thereto unless and until the Debtors have paid and satisfied in full the Term Note.

         "Representative" means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

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         "Software" means all "software" as such term is defined in the Uniform
Commercial Code, now owned or hereafter acquired by any Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

         "Supporting Obligations" shall have the meaning provided in the Uniform Commercial Code.

         "Tangible Chattel Paper" shall have the meaning provided in the Uniform Commercial Code.

         "Term Note" shall have the meaning set forth in the Recitals hereto.

         "Trademarks" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that to the extent that the Uniform Commercial Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code to the extent the same are used or defined therein.

                                   ARTICLE II
                                   ----------

                               SECURITY INTERESTS

         To secure the prompt and complete payment, performance and observance of the Liabilities and each and every other debt, liability and obligation of every type and description which each Debtor may now or at any time owe to Secured Party related to the Liabilities, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several and interest accrued on any of the foregoing, both before and after the filing of a bankruptcy petition by or against any Debtor, including, without limitation, all of obligations, each Debtor hereby grants to Secured Party, a security interest in all assets of such Debtor now owned or existing and hereafter acquired or arising, including, without limitation, all now owned or existing and hereafter acquired or arising:

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                  (a)      Accounts;

                  (b)      books and records;

                  (c)      Chattel Paper;

                  (d)      Contracts;

                  (e)      Commercial Tort Claims, if any, (described on
                           Schedule VI attached hereto and incorporated herein by reference);

                  (f)      Controlled Property;

                  (g)      Deposit Accounts;

                  (h)      Documents;

                  (i)      Equipment;

                  (j)      Fixtures;

                  (k)      General Intangibles;

                  (l)      Instruments;

                  (m)      Investment Property; and

                  (n) all other tangible and intangible Property of each Debtor, including, without limitation, all Proceeds, tort claims, product, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the foregoing (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing and all books, correspondences, files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of any Debtor or any computer bureau or service company from time to time acting for a Debtor.

         The Debtors acknowledge that the security interest granted to the Lender pursuant to this Article II is and continues to be a first lien upon the Collateral. This Agreement is not intended to create a new lending relationship between the Secured Party and the Debtors, but rather to restate and supplement the terms, conditions, and provisions of an existing relationship. The provisions of this Article II shall be deemed to ratify the existing security interest of the Secured Party in the Collateral to the extent such security interest existed prior to the date hereof, and to create a security interest to the extent that no security interest therein existed in favor of the Secured Party.

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                                   ARTICLE III
                                   -----------

                  REPRESENTATIONS AND COVENANTS OF THE DEBTORS

         3.1 Authorization. Each Debtor represents and warrants to, and covenants with, the Secured Party, for the benefit of the Secured Party, as follows:

                  (a) Each Debtor has good and marketable title to all of the Collateral and each Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 2 hereof (subject, with respect to after acquired Collateral, to such Debtor's acquiring the same) and no Lien other than
         (i) the liens listed on Exhibit C annexed hereto and made a part hereof, (ii) liens for taxes not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings and for which reserves have been provided in the Debtor's financial statements, (iii) liens or claims of materialmen, suppliers, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (iv) liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of utility obligations, bids, tenders, contracts (other than contracts for the payment of money), obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, and (v) liens constituting encumbrances in the nature of zoning restrictions, easements and rights of restrictions of record on the use of real property (collectively, the "Permitted Liens") exists or shall exist upon such Collateral at any time;

                  (b) this Agreement is effective to create in favor of Secured Party for the benefit of the Secured Party a valid security interest in and lien upon all of each Debtor's right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto and, with respect to Patents, Trademarks and Copyrights (if any), the filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interest and liens shall be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by the applicable Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor, the security interest and liens in the Instruments shall be duly perfected;

                  (c) all of the Equipment is located at the places as specified on Schedule I attached hereto. Except as disclosed on
         Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses each Debtor's name as of the date hereof as it appears in official filings in the state of its incorporation, formation or organization, the type of entity of such Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Debtor's state of incorporation, formation or organization (or a statement that no such number has been issued), each Debtor's state of incorporation, formation or organization and the chief place of business, chief executive office and the office where each Debtor keeps its books and records. Each Debtor has only one state of incorporation, formation or organization.

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         No Debtor (including any Person acquired by such Debtor) does any business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on
         Schedule II attached hereto;

                  (d) no Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks is valid and enforceable. Each Debtor, as applicable, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Debtor not to sue third persons. Each Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. No Debtor has any notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks;

                  (e) Each Debtor shall deliver to the Secured Party an updated Schedule I, II, III, IV and/or V within five (5) days of any change thereto; provided, that delivery or receipt of such subsequent disclosure shall not relieve or otherwise constitute a waiver by the Secured Party or a cure of any Default or Event of Default resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure);

                  (f) No Debtor owns any Commercial Tort Claim except for those disclosed on Schedule VI hereto. Each Debtor shall deliver to the Secured Party an updated Schedule VI within five (5) business days of any change to the disclosures thereon.

         3.2 Authorization. The execution and performance of this Agreement have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of the shareholders of any entity, or the consent of any governmental entity; or (b) violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which it is bound.

                                   ARTICLE IV
                                   ----------

                     COVENANTS, EVENTS OF DEFAULT, REMEDIES

         In furtherance of the grant of the pledge and security interest and Lien pursuant to Section 2 hereof, each Debtor hereby agrees with the Secured Party, as follows:

         4.1.     Delivery and Other Perfection; Maintenance, etc.
                  ------------------------------------------------

                  (a) Delivery of Instruments, Documents, Etc. Each Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock powers or assignments separate from certificate, as applicable, duly executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the

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         Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document). If any Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest and Lien of Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida and GAI Warranty Company of Canada and their assignees."

                  (b) Other Documents and Actions. Each Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest and Lien granted pursuant hereto or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest and Lien; provided, that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (c) Books and Records. Each Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, such Debtor shall deliver and turn over any such books and records (or true and correct copies

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

         thereof) to the Secured Party or its Representative at any time on demand. Each Debtor shall permit any representative of the Secured Party to inspect such books and records at any time during reasonable business hours and shall provide photocopies thereof at such Debtor's expense to the Secured Party upon request of the Secured Party.

                  (d) Motor Vehicles. Each Debtor shall, promptly upon the request of the Secured Party or its Representative, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

                  (e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of the Secured Party or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

                  (f) Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively, constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by such Debtor. If any Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or
         (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party prompt written notice thereof. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with any Debtor's obligations under this Section 4.1(f) shall be borne by the Debtors. No Debtor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

                  (g) Further Identification of Collateral. Each Debtor shall, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

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                  (h)      Investment Property. Each Debtor shall take any and
         all actions required or requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive control of any Investment Property owned by such Debtor in a manner acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party's control over such Investment Property. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and the applicable Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) such Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it shall comply with instructions originated by the Secured Party without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it shall comply with entitlement orders originated by the Secured Party without further consent by such Debtor.

                  (i) Compliance with Loan Documents. Each Debtor shall comply with the provisions of the Loan Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on liens, Liabilities, restricted payments and dispositions, and providing Secured Party and its representatives the right to inspections with respect to the Collateral.

                  (j) Commercial Tort Claims. Each Debtor shall promptly notify Secured Party of any Commercial Tort Claim (as defined in the Uniform Commercial Code) acquired by it and unless otherwise consented to by Secured Party, such Debtor shall enter into a supplement to this Agreement, granting to Secured Party a Lien on and security interest in such commercial tort claim.

                  (k) In connection with this Agreement, the Debtors shall pay to the Secured Party a non-refundable administrative fee of $10,000 per month during the term of this Agreement payable in advance on the first day of each month commencing on May 1, 2006.

                  (l) The Debtors shall deliver to the Secured Party a Unanimous Consent of the Board of Directors (i) appointing a Chief Restructuring Officer ("CRO") to be hired and designated by the Secured Party on behalf of the Debtors (the "CRO Resolution") and (ii) approving the execution and delivery of a Management Agreement (the "CRO Management Agreement") which grants the CRO the powers designated by the Board of Directors such that such CRO has the ability to operate the Debtors with the same responsibilities and duties as the officers of the Debtors throughout the restructuring processes. The CRO Resolution and the CRO Management Agreement are required to be placed in escrow to be held by the Secured Party, provided that such documents may be released pursuant to Section 4.5.

         4.2 Other Liens. No Debtor shall create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and shall defend the right, title and interest of the Secured Party in and to the

Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

         4.3 Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when any Debtor has failed to do so, and the Debtors shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

         4.4      Good Standing; Name Change; Location; Bailees.
                  ---------------------------------------------

                  (a) Promptly upon the demand of Secured Party, each Debtor shall provide to Secured Party a certificate of good standing from its state of incorporation, formation or organization.

                  (b) Without limiting the prohibition on mergers involving the Debtors contained in the Term Note, no Debtor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Secured Party, or (ii) otherwise change its name, identity or corporate structure. Each Debtor shall notify Secured Party promptly in writing prior to any change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

                  (c) Each Debtor shall keep the Collateral at the locations specified in Schedule I. Each Debtor shall give Secured Party thirty (30) day's prior written notice of any change in such Debtor's chief place of business or of any new location for any of the Collateral.

                  (d) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, the applicable Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions.

                  (e) Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it shall not do so without the prior written consent of Secured Party, subject to such Debtor's rights under
         Section 9-509(d)(2) to the Uniform Commercial Code.

                  (f) No Debtor shall enter into any Contract that restricts or prohibits the grant to Secured Party of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

         4.5      Events of Default, Etc.
                  ----------------------

         The occurrence of any one or more of the following events shall constitute an Event of Default upon the expiration of the cure period, if any, described in the relevant event:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise or thereunder, any payment of principal of, or interest on, the Term Note or other obligation hereunder; or

                  (b) Any representation or warranty made or deemed to have been made by or on behalf of the Borrower in any of the Loan Documents, or by or on behalf of the Borrower in any certificate, statement, report or other writing furnished by or on behalf of the Borrower to the Secured Party pursuant to the Loan Documents shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed to have been stated or certified; or

                  (c) The Borrower shall fail to comply with any agreement, covenant, condition, provision or term contained in the Loan Documents on its part to be performed (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 4.5) and such failure to comply shall continue for ten (10) calendar days after notice thereof to the Borrower by the Secured Party; or

                  (d) The Borrower shall become insolvent or shall generally not pay its or his debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower, or for a substantial part of the property of the Borrower or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower, or for a substantial part of the property of the Borrower and shall not be discharged within thirty (30) days; or

                  (e) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower (and, in the case of any such proceeding instituted against the Borrower by a Person other than an affiliate of the Borrower, shall remain undismissed and unstayed for a period of forty-five (45) days), or such debtor shall take any corporate action to approve institution of, or shall have acquiesced in, such a proceeding; or

                  (f) Any dissolution or liquidation proceeding shall be instituted by or against the Borrower (and, in the case of any such proceeding instituted against the Borrower by a Person other than an Affiliate of the Borrower, shall remain undismissed and unstayed for a period of forty-five (45) days), or the Borrower shall take any action to approve institution of, or acquiescence in, such a proceeding; or

                  (g) A judgment or judgments for the payment of money in excess of the sum of $100,000 in the aggregate shall be rendered against any Borrower and such Borrower shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, prior to any execution on such judgments by such judgment creditor, within thirty (30) days from the date of entry thereof, and within said period of thirty (30) days, or such longer period during which execution of such judgment shall be stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (h) The maturity of any Liabilities of the Borrower (other than Liabilities under this Agreement or the other Loan Documents) shall be accelerated, or the Borrower shall fail to pay any such Liabilities when due and any applicable grace period shall have expired or, in the case of such Liabilities payable on demand, when demanded, or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting (any required notice having been given and grace period having expired) the holder of any such Liabilities or any trustee or other Person acting on behalf of such holder to cause such Liabilities to become due prior to its stated maturity or to realize upon any collateral given as security therefor; or

                  (i) If the validity or enforceability of any of the Loan Documents shall be challenged by the Borrower, or shall fail to remain in full force and effect; or

                  (j) The Secured Party shall have determined in good faith the interest of the Secured Party in the material Collateral of the Borrower, when taken as a whole has been materially adversely affected or impaired, or the value thereof to the Secured Party has been diminished to a material extent, and the condition giving rise to such determination does not constitute an Event of Default under any of the other subsections of this Section 4.5.

         During the period during which an Event of Default shall have occurred and be continuing:

                  (a) Each Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to Secured Party or its Representative, as applicable, and such Debtor;

                  (b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (c) the Secured Party shall have all of the rights, claims and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right);

                  (d) the Secured Party or its Representative in its discretion may, in the name of the Secured Party or in the name of each Debtor or otherwise, demand, sue for, collect or receive any money or

         Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

                  (e) the Secured Party, or its Representative, may take immediate possession and occupancy of any premises owned, used or leased by each Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party;

                  (f) the Secured Party may, upon ten (10) Business Days' prior written notice to the applicable Debtor of the time and place (which notice such Debtor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of such Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. The proceeds of each collection, sale or other disposition under this Section 4.5 shall be applied in accordance with Section 4.9 hereof;

                  (g) Secured Party shall be permitted to assert the claims of Secured Party in the actual amount of the claim as represented on Secured Party's books and records prior to the amendment and restatement or the Liabilities under the Term Note; and

                  (h) the Secured Party shall be permitted to release the CRO Resolution and CRO Management Agreement from escrow substantially in the form attached as Exhibit D.

         4.6 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, each Debtor shall remain liable for any deficiency.

         4.7 Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who shall be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit any Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if such Debtor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree. Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors expense, provided that such Debtor shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.7 shall be specifically enforceable against such Debtor, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

         4.8 Application of Proceeds. Other than the proceeds of the Debtors accounts receivable collected in the normal course of their business and used in accordance with the Debtors' projections and budgets, the proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied to the Liabilities in the manner set forth in this Agreement. Upon (a) the sale of any assets of any of the Debtors, (b) any casualty event, or (c) the issuance of any debt or equity, 100% of any net cash proceeds from such sale, casualty or issuance shall be paid to Wtech Holdings, LLC on the date that such net cash proceeds are received by the Debtors, and applied first, to unpaid costs and expenses, second, to accrued unpaid interest under the Term Note, and third, to repay outstanding principal under the Term Note.

         4.9 Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following upon the occurrence and during the continuation of any Event of
Default:

                  (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (b) to pay or discharge charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

                  (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

                  (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

                  (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                  (f) to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral;

                  (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

                  (h) to the extent that such Debtor's authorization given in Section 4.1(b) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate, and to execute in such Debtor's name such financing statements and amendments thereto and continuation statements which may require such Debtor's signature; and

                  (i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party's option and at such Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured

         Party's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do. Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full and the Term Note is terminated. Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         4.10 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall:

                  (a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 2 of this Agreement;

                  (b) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

                  (c) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Motor Vehicle titles, duly endorsed indicating the Secured Party's interest therein as lienholder.

         4.11 Termination. This Agreement and the liens and security interests granted hereunder shall not terminate until payment in full of all the Liabilities, whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of any Debtor. The Secured Party shall also execute and deliver to the applicable Debtor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by such Debtor to effect the termination and release of the liens and security interests in favor of the Secured Party affecting the Collateral.

         4.12     Further Assurances.
                  ------------------

                  (a) At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of the Debtors, each Debtor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using such Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by such Debtor or in which such Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

         4.13 Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act, except to the extent constituting willful misconduct as determined by a court of competent jurisdiction on a final and non-appealable basis. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral. Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         4.14 Loans By Wtech Holdings, LLC. Wtech Holdings, LLC shall be permitted to make and the Debtors shall be permitted to accept loans from Wtech Holdings, LLC, which loans shall be subordinated to the Liabilities owed to the Secured Party by the Debtors under the Term Note. No payments due or to become due with respect to any loan from Wtech Holdings, LLC, other than under the Term Note, shall be paid, and no payment on account thereof, nor any security interest therefor, other than the security interest created pursuant to this Agreement, shall be created, received, accepted or retained, nor shall any financing statement, other than in connection with this Agreement, be filed with respect thereto by Wtech Holdings, LLC unless and until the Debtor has paid and satisfied in full the Term Note.

                                    ARTICLE V
                                    ---------

                             ASSIGNMENT OF INSURANCE

         Other than the proceeds of insurance written by the Debtors in the ordinary course of their businesses, each Debtor hereby assigns to Secured Party, as additional security for payment of the Liabilities, any and all monies due or to become due under, and any and all other rights of such Debtor with respect to, any and all policies of insurance covering the Collateral.

                                   ARTICLE VI
                                   ----------

                                  MISCELLANEOUS

         6.1 No Liability on Collateral. It is understood that the Secured Party does not in any way assume any obligations of any Debtor under any of the Collateral. Each Debtor hereby agrees to indemnify Secured Party against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Secured Party's gross negligence or willful misconduct.

         6.2 No Waiver. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by any Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         6.3 Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         6.4 Remedies Cumulative. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at its option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

         6.5 Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF except to the extent that the perfection of the security interest hereunder, or the enforcement of any remedies hereunder, with respect to any particular Collateral shall be governed by the laws of a jurisdiction other than the State of New York.

         6.6 Expenses. Each Debtor agrees to pay the attorneys' fees and legal expenses incurred by Secured Party in the exercise of any right or remedy available to it under this Agreement, whether or not suit is commenced, including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment.

         6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Debtor and Secured Party.

         6.8 Recitals. The above Recitals are true and correct as of the date hereof and constitute a part of this Agreement.

         6.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         6.10 Counterparts, Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof

         6.11 Other Loan Documents. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to Secured Party or its agents in any other Loan Document. In the event of any conflict between this Agreement and the Term Note, the provisions of the Term Note shall govern.

         6.12 No Obligation to Pursue Others. Secured Party has no obligation to attempt to satisfy the Liabilities by collecting them from any other Person liable for them and Secured Party may release, modify or waive any Collateral provided by any other Person to secure any of the Liabilities, all without affecting Secured Party's rights against each Debtor. Each Debtor waives any right it may have to require Secured Party to pursue any third Person for any of the Liabilities.

         6.13     Release.
                  -------

                  (a) The Borrower hereby absolutely and unconditionally releases and forever discharges the Secured Party and Wtech Holdings, LLC and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, lenders, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  (b) Secured Party hereby absolutely and unconditionally releases and forever discharges the Borrower, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (collectively "Released Parties") from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Secured Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including February 28, 2006, whether such claims, demands and causes of action are matured or unmatured or known or unknown relating to any action, inaction or omission occurring or otherwise arising on or before the effective date of this Agreement, directly or indirectly arising out of or in any way related to the Released Parties' administration of any extended warranty or service contract program, the adjudication and/or payment or non-payment of any claim submitted pursuant to any extended warranty or service contract program or the breach of any obligation contained in any contract between or among any of the Secured Party and Released Parties; provided, however, that nothing in this Section 6.13(b) shall be construed as a release by Secured Party of: (i) any payment obligations under that certain Purchase Agreement dated the date hereof between the Secured Party and Wtech Holdings, LLC; or (ii) any claim, demand or cause of action that arose or is related to any action or inaction by Borrower that occurred on or after March 1, 2006. In addition, this
         Section 6.13(b) shall not apply to any claim or cause of action that Secured Party may have (whether known or unknown on the date of this Agreement) against Borrower related to the administration, adjudication or claims adjustment of any extended warranty or service contract and/or payment or non-payment of any claim submitted pursuant to any extended warranty or service contract program for which Borrower has insurance that provides for defense and/or payment of any claim directly or indirectly related to the administration, adjudication or claims adjustment of any extended warranty or service contract and/or payment or non-payment of any claim submitted pursuant to any extended warranty or service contract program.

         6.14 Permitted Liens. The Borrower shall not directly or indirectly permit to exist any liens with respect to the Collateral other than those Permitted Liens set forth on Exhibit C.



      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Security Agreement as of the date and year first above written.

                                       DEBTOR:
                                       -------

WITNESS:                               Warrantech Corporation

By: /s/ ENRIQUE LIBERMAN               By: /s/ JOEL SAN ANTONIO
    --------------------------             -------------------------------------
                                           as Chief Executive Officer of
                                           Warrantech Corporation and Director
                                           and authorized person of WCPS of
                                           Florida, Inc., Warrantech Consumer
                                           Product Services, Inc., Warrantech
                                           Home Assurance Company, a Florida
                                           corporation, Warrantech Home Service
                                           Company, Warrantech Automotive of
                                           Florida, Inc., Vemeco, Inc.,
                                           Warrantech Automotive, Inc.,
                                           Warrantech Automotive of California,
                                           Inc., Warrantech Direct, Inc.,
                                           Warrantech International, Inc.,
                                           Warrantech Additive, Inc., WCPS
                                           Direct, Inc., WHSC Direct, Inc.,
                                           Sunbelt Dealer Services, Inc.,
                                           Warrantech Management Company, and
                                           Warrantech Management Holding Company


                                       SECURED PARTY:
                                       --------------

                                       Great American Insurance Company

                                       By: /s/ KAREN HOLLEY HORRELL
                                           -------------------------------------
                                           Name:  Karen Holley Horrell
                                           Title: Senior Vice President


                                       GAI Warranty Company

                                       By: /s/ KAREN HOLLEY HORRELL
                                           -------------------------------------
                                           Name:  Karen Holley Horrell
                                           Title: Senior Vice President


                                       GAI Warranty Company of Florida

                                       By: /s/ KAREN HOLLEY HORRELL
                                           -------------------------------------
                                           Name:  Karen Holley Horrell
                                           Title: Senior Vice President


                                       GAI Warranty Company of Canada

                                        By: /s/ KAREN HOLLEY HORRELL
                                           -------------------------------------
                                           Name:  Karen Holley Horrell
                                           Title: Senior Vice President